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                                                                 EXHIBIT 10.25.4

Signature Version

          AMENDMENT 3 TO THE AGREEMENT FOR FABRICATION AND PURCHASE OF
                    SEMICONDUCTOR PRODUCTS (AGREEMENT 000690)

This Amendment 3 to the Agreement for Fabrication and Purchase of Semiconductor Products with an agreement number 000690 ("Amendment 3") is made and entered into between Western Digital Technologies, Inc. (f/k/a Western Digital Corporation) ("Buyer"), and International Business Machines Corporation ("IBM"). This Amendment 3 shall be effective as of December 31, 2003 (the "Effective Date").

WHEREAS IBM and Buyer are parties to the Agreement for Fabrication and Purchase of Semiconductor Products with an agreement number 000690, having an effective date of February 7, 2001 (the "Agreement");

WHEREAS IBM and Buyer have previously amended the Agreement to extend the Agreement's effective date from February 7, 2003 to December 31, 2003; and

WHEREAS IBM and Buyer desire to amend the Agreement as set forth herein;

NOW THEREFORE the parties hereby agree as follows:

1. Extension of the term of the Agreement. The expiration of the term of the Agreement is extended from December 31, 2003 to December 31, 2004.

2. No Other Amendment or Modification. Except as expressly set forth in this Amendment 3 and any Attachments to the Agreement signed by the parties, the Agreement, as amended pursuant to Amendments 1 and 2, remains in full force and effect without further modification. The terms and conditions of the Agreement and such Amendments shall not be further modified or amended except by a writing signed by authorized representatives of both parties.

ACCEPTED AND AGREED TO:

  WESTERN DIGITAL TECHNOLOGIES, INC.          INTERNATIONAL BUSINESS MACHINES
                                              CORPORATION

BY: /s/ BILL JOHNS                            BY: /s/ JOHN G. BEISWENGER
    -----------------------------                 ----------------------------

NAME:  WILLIAM JOHNS                          NAME: JOHN G. BEISWENGER

TITLE: VP PROGRAM OFFICE                      TITLE: EXEC. MGR., WW CONTRACTS &
                                                     BUSINESS PRACTICES, IBM TG

DATE: 10/20/03                                DATE: 22 OCTOBER 2003

REVIEWED AK
 LEGAL   10/17/03

Amendment 3 to                     Page 1 of 1             IBM - Western Digital
Agreement No. 000690